UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material under Rule 14a-12

L-1 Identity Solutions, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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The following letters were sent by L-1 Identity Solutions, Inc. to certain customers beginning on September 22, 2010.

Date
Name
Title
Address
City. State, Zip
Dear (Salutation):
We are pleased to announce that L-1 Identity Solutions has entered into an agreement to be acquired by Safran. Pursuant to the agreement, Safran will acquire the Biometric (including Enterprise Access (formerly Bioscrypt), Secure Credentialing and Enrollment Services divisions of L-1 following the sale of L-1’s government / intelligence services business to BAE Systems. The Safran transaction is expected to close in the first quarter of 2011, subject to the prior consummation of the BAE Systems transaction, shareholder approval, review by the U.S. Committee on Foreign Investment in the United States (CFIUS), and certain other closing conditions including Hart-Scott-Rodino antitrust review.
We believe that the combination of our complementary strengths will benefit our customers and continue to advance future physical access control and identity management markets worldwide.
•	With Safran, we can offer you the power and reach of greater depth of resources. Safran is a leading international high-technology group with three core businesses: Aerospace (propulsion and equipment), Defense and Security. Operating worldwide, the Safran group has 54,900 employees with operations in 50 countries generating sales exceeding 10 billion euros in 2009.
•	We will continue to deliver superior levels of customer service on a global scale and can now offer you an expanded set of qualified experts anywhere you need them. The combined teams of L-1 and Safran represent the industry’s most qualified experts, and the most comprehensive set of experience, to help solve the toughest access control and identity management challenges.
•	The highly complementary nature of the solutions and services of both organizations will enable us to deliver a more comprehensive, scalable and seamlessly integrated solution. As a result, together can meet a wider range of global security and identity management needs for physical access control.
•	Both organizations have a strong commitment to furthering the standards of quality, as well as excellence, in engineering innovation.
The same team of professionals that you have come to know and trust will continue to work with you. We will be contacting you in the next several days to answer any questions. Thank you for your support.
Sincerely,
Shiraz Kapadia
Enterprise Access Solutions
L-1 Identity Solutions

Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, L-1 intends to file a proxy statement and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the proxy statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC’s web site at www.sec.gov. The proxy statement and such other documents, when they become available, may also be obtained free of charge on L-1’s website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.
L-1 and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1’s directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).
Forward Looking Statements
This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the timing of consummating the proposed transactions, the risk that a condition to closing of the proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended June 30, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Date
Name
Title
Address
City. State, Zip
Dear (Salutation):
We are pleased to announce that L-1 Identity Solutions has entered into an agreement to be acquired by Safran. Pursuant to the agreement, Safran will acquire the Biometric, Secure Credentialing and Enrollment Services divisions of L-1 following the sale of L-1’s government / intelligence services business to BAE Systems. The Safran transaction is expected to close in the first quarter of 2011, subject to the prior consummation of the BAE Systems transaction, shareholder approval, review by the U.S. Committee on Foreign Investment in the United States (CFIUS), and certain other closing conditions including Hart-Scott-Rodino antitrust review.
Our focus on the U.S. Federal market will continue and there will be no disruption to programs underway today. In fact, together the two organizations can provide a much more comprehensive and scalable portfolio of solutions and services and seamless integration to better meet your needs going forward. We believe that the combination our complementary strengths will benefit our customers and continue to advance future identity management solutions.
•	Our Federal customers will be served by U.S. entities and U.S. based management. We also will continue to deliver superior levels of service and local support via U.S. based support centers and personnel.
•	Our operation will be complemented by greater depth of resources. Safran is a leading international high-technology group with core businesses in Aerospace (propulsion and equipment), Defense and Security. The Safran group has 55,000 employees’ worldwide and generated 2009 sales exceeding USD $13.2 billion. The combined teams of L-1 and Safran represent the industry’s most qualified experts, with the most comprehensive set of experience, to help solve the toughest identity management challenges.
•	Safran has deep experience in the U.S. and has served American customers since 1969. Today they maintain operations in 40 locations across 18 States and have more than 4,000 U.S.-based employees. Through its U.S. subsidiary Morpho, Sabre has become a global leader in Homeland Security focused on identification solutions, secured e-documents and detection of explosives and illicit materials.
•	Safran’s experience is highly complementary to our own. Like L-1, they also are a trusted provider to U.S. law enforcement, State, Local and Federal government customers. In fact, the U.S. Federal Bureau of Investigations (FBI) uses Safran biometric ID solutions and the U.S. Department of Defense is the largest single end-user of Safran products and services.
•	Both organizations have a strong commitment to furthering the standards of quality as well as excellence in engineering innovation. In combination, we expect to continue to develop and deliver the next generation of biometric and ID management solutions.
The same team of professionals that you have come to know and trust will continue to work with you. We will be contacting you in the next several days to answer any questions that you may have.
Thank you for your continued support.
Sincerely,
L-1 Identity Solutions

Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, L-1 intends to file a proxy statement and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the proxy statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC’s web site at www.sec.gov. The proxy statement and such other documents, when they become available, may also be obtained free of charge on L-1’s website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.
L-1 and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1’s directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).
Forward Looking Statements
This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the timing of consummating the proposed transactions, the risk that a condition to closing of the proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended June 30, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Date
Name
Title
Address
City. State, Zip
Dear (Salutation):
We are pleased to announce that L-1 Identity Solutions has entered into an agreement to be acquired by Safran. Pursuant to the agreement, Safran will acquire the Biometric, Secure Credentialing and Enrollment Services divisions of L-1 following the sale of L-1’s government / intelligence services business to BAE Systems. The Safran transaction is expected to close in the first quarter of 2011, subject to the prior consummation of the BAE Systems transaction, shareholder approval, review by the U.S. Committee on Foreign Investment in the United States (CFIUS), and certain other closing conditions including Hart-Scott-Rodino antitrust review.
We believe that the combination our complementary strengths will benefit our global customers and continue to advance future identity management solutions.
•	With Safran, we can offer you the power and reach of greater depth of resources. Safran is a leading international high-technology group with three core businesses: Aerospace (propulsion and equipment), Defense and Security. Operating worldwide, the Safran group has 54,900 employees with operations in 50 countries generating sales exceeding 10 billion euros in 2009.
•	We will continue to deliver superior levels of customer service on a global scale and can now offer you an expanded set of qualified experts anywhere you need them. The combined teams represent the industry’s most qualified team of professionals. Collectively this group has the most comprehensive set of experience to enable you in solving the toughest identity management challenges.
•	The highly complementary nature of the solutions and services of both organizations will enable us to deliver a more comprehensive, scalable and seamlessly integrated solution. Furthermore, as one of the world’s largest security and defense companies, Safran understands how vital it is to protect sensitive data and maintain total privacy over customer information. As a result, together we can meet a wider range of global security and identity management needs for border management, foreign military services, international law enforcement, civil ministries and more.
•	Both organizations have a strong commitment to furthering the standards of quality, as well as excellence, in engineering innovation. In combination we expect to continue to develop and deliver the next generation of biometric and ID management solutions.
The same team of professionals that you have come to know and trust will continue to work with you. We will be contacting you in the next several days to answer any questions and we thank you for your continued support.
Sincerely,
Richard Agostinelli
President, Biometrics
L-1 Identity Solutions

Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, L-1 intends to file a proxy statement and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the proxy statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC’s web site at www.sec.gov. The proxy statement and such other documents, when they become available, may also be obtained free of charge on L-1’s website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.
L-1 and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1’s directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).
Forward Looking Statements
This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the timing of consummating the proposed transactions, the risk that a condition to closing of the proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended June 30, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Date
Name
Title
Address
City. State, Zip
Dear (Salutation):
We are pleased to announce that L-1 Identity Solutions has entered into an agreement to be acquired by Safran. Pursuant to the agreement, Safran will acquire the Biometric, Secure Credentialing and Enrollment Services divisions of L-1 following the sale of L-1’s government / intelligence services business to BAE Systems. The Safran transaction is expected to close in the first quarter of 2011, subject to the prior consummation of the BAE Systems transaction, shareholder approval, review by the U.S. Committee on Foreign Investment in the United States (CFIUS), and certain other closing conditions including Hart-Scott-Rodino antitrust review.
Our focus on the U.S. State and Local market and the commitment to the Live Scan business will continue. There will be no disruption to programs underway today. In fact, together the two organizations can provide a much more comprehensive and scalable portfolio of solutions and services and seamless integration to better meet your needs going forward. We believe that the combination our complementary strengths will benefit our customers and continue to advance future identity management solutions.
•	Our State and Local customers will be served by U.S. entities and U.S. based management. We will continue to deliver superior levels of service and local support via U.S. based support centers and personnel.
•	Our operation will be complemented by greater depth of resources. Safran is a leading international high-technology group with three core businesses: Aerospace (propulsion and equipment), Defense and Security. Operating worldwide, the Safran group has 55,000 employees and generated 2009 sales exceeding USD $13.2 billion. The combined teams of L-1 and Safran represent the industry’s most qualified experts, with the most comprehensive set of experience, to help solve identity management challenges.
•	Safran has deep experience in the U.S. and has served American customers since 1969. Today they maintain operations in 40 locations across 18 States and have more than 4,000 U.S.-based employees. Through its U.S. subsidiary Morpho, Sabre has become a global leader in Homeland Security focused on identification solutions, secured e-documents and detection of explosives and illicit materials.
•	Safran’s experience is highly complementary to our own. Like L-1, they also are a trusted provider to U.S. law enforcement, State, Local and Federal government customers. In fact, the U.S. Federal Bureau of Investigations (FBI) uses Safran biometric ID solutions and the U.S. Department of Defense is the largest single end-user of Safran products and services.
•	Both organizations have a strong commitment to furthering the standards of quality, as well as excellence, in engineering innovation. In combination we expect to continue to develop and deliver the next generation of biometric and ID management solutions.
The same team of professionals that you have come to know and trust will continue to work with you. We will be contacting you in the next several days to answer any questions you may have.
Thank you for your continued support.
Richard Agostinelli
President, Biometrics
L-1 Identity Solutions

Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, L-1 intends to file a proxy statement and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the proxy statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC’s web site at www.sec.gov. The proxy statement and such other documents, when they become available, may also be obtained free of charge on L-1’s website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.
L-1 and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1’s directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).
Forward Looking Statements
This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the timing of consummating the proposed transactions, the risk that a condition to closing of the proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended June 30, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.

Date
Name
Title
Address
City. State, Zip
Dear (Salutation):
We are pleased to announce that L-1 Identity Solutions has entered into an agreement to be acquired by Safran. Pursuant to the agreement, Safran will acquire the Biometric, Secure Credentialing and Enrollment Services divisions of L-1 following the sale of L-1’s government / intelligence services business to BAE Systems. The Safran transaction is expected to close in the first quarter of 2011, subject to the prior consummation of the BAE Systems transaction, shareholder approval, review by the U.S. Committee on Foreign Investment in the United States (CFIUS), and certain other closing conditions including Hart-Scott-Rodino antitrust review.
Our focus on providing fingerprinting and background check services will continue and there will be no disruption to programs underway today. In fact, together the two organizations can provide a much more comprehensive and scalable portfolio of solutions and services and seamless integration to better meet your needs going forward.
We believe that the combination of our complementary strengths will benefit our customers and continue to advance future identity management solutions.
•	Our North American customers will be served by U.S. entities and U.S. based management. We will continue to deliver superior levels of service and local support via U.S. based support centers and personnel.
•	Our operation will be complemented by greater depth of resources. Safran is a leading international high-technology group with core businesses in Aerospace (propulsion and equipment), Defense and Security. The Safran group has 55,000 employees’ worldwide and generated 2009 sales exceeding USD $13.2 billion. The combined teams of L-1 and Safran represent the industry’s most qualified experts, with the most comprehensive set of experience, to help solve the toughest identity management challenges.
•	Safran has deep experience in the U.S. and has served American customers since 1969. Today they maintain operations in 40 locations across 18 States and have more than 4,000 U.S.-based employees. Through its U.S. subsidiary Morpho, Sabre has become a global leader in Homeland Security focused on identification solutions, secured e-documents and detection of explosives and illicit materials.
•	Like L-1, Safran is a trusted provider to U.S. law enforcement, State, Local and Federal government customers. Additionally, as one of the world’s largest security and defense companies, Safran understands how vital it is to protect sensitive data and maintain total privacy over customer information. In fact, the U.S. Federal Bureau of Investigations (FBI) uses Safran biometric ID solutions and the U.S. Department of Defense is the largest single end-user of Safran products and services.
•	Both organizations have a strong commitment to furthering the standards of quality, as well as excellence, in engineering innovation. In combination we expect to continue to develop and deliver the next generation of biometric and ID management solutions.
The same team of professionals that you have come to know and trust will continue to work with you. We will be contacting you shortly to answer any questions that you may have. Thank you for your support.
Sincerely,
Charlie Carroll
Chief Executive Officer, Enrollment Services
L-1 Identity Solutions

Important Information for Investors and Stockholders
This communication may be deemed to be solicitation material in respect of the proposed acquisition of L-1 by Safran. In connection with the proposed acquisition, L-1 intends to file a proxy statement and other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF L-1 ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT L-1, SAFRAN AND THE PROPOSED ACQUISITION.
Investors and security holders may obtain a copy of the proxy statement and other relevant materials filed with the SEC free of charge (when they become available) at the SEC’s web site at www.sec.gov. The proxy statement and such other documents, when they become available, may also be obtained free of charge on L-1’s website at www.L1ID.com under the tab “Investor Relations” or by contacting L-1’s investor relations department at (203) 504-1109.
L-1 and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies of L-1 stockholders in connection with the proposed acquisition. Information regarding L-1’s directors and executive officers is set forth in L-1’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 16, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).
Forward Looking Statements
This communication contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect the Company’s current views based on management’s beliefs and assumptions and information currently available. Forward-looking statements concerning future plans or results are necessarily only estimates, and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the timing of consummating the proposed transactions, the risk that a condition to closing of the proposed transactions may not be satisfied, the risk that a regulatory approval that may be required for the proposed transactions is not obtained or is obtained subject to conditions that are not anticipated, the ability of the Company to successfully refinance or amend its credit agreement on a timely basis if required, and additional risks and uncertainties described in the Securities and Exchange Commission filings of L-1 Identity Solutions, including its Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended June 30, 2010. L-1 Identity Solutions expressly disclaims any intention or obligation to update any forward-looking statements.